SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant             [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           CONSOLIDATED GRAPHICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.    Title of each class of securities to which transaction applies:______

     2.    Aggregate number of securities to which transaction applies:_________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:__________________________________

     4.    Proposed maximum aggregate value of transaction:_____________________

     5.    Total fee paid:______________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1.    Amount Previously Paid:______________________________________________
     2.    Form, Schedule or Registration Statement No.:________________________
     3.    Filing Party:________________________________________________________
     4.    Date Filed:__________________________________________________________

                                                                   June 30, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held in the Boardroom of Chase Bank of Texas, 707 Travis Street, Houston, Texas 77002, on Wednesday, July 28, 1999 at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this Annual Meeting, we urge that you participate by indicating your choices on the enclosed proxy and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood you wish to have your shares voted in accordance with the Board of Directors' recommendations.

     This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. The Company's 1999 Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 1999.

     It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy in the envelope provided.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                          /s/ JOE R. DAVIS
                                              Joe R. Davis
                                              CHAIRMAN
                                                AND CHIEF EXECUTIVE OFFICER

                           CONSOLIDATED GRAPHICS, INC.
                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD WEDNESDAY, JULY 28, 1999

To the Shareholders:

     The Annual Meeting of Shareholders of Consolidated Graphics, Inc. (the "Company") will be held in the Boardroom at Chase Bank of Texas, 707 Travis Street, Houston, Texas 77002, on Wednesday, July 28, 1999 at 5:00 p.m., Central Daylight Time, for the following purposes:

          1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record as of the close of business on June 30, 1999 are entitled to receive notice of and to vote at the meeting and any adjournments thereof. A list of such shareholders shall be open to the examination of any shareholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 5858 Westheimer, Suite 200, Houston, Texas 77057 and shall also be open to examination at the Annual Meeting and any adjournments thereof.


                                        By Order of the Board of Directors


                                        /s/ G. CHRISTOPHER COLVILLE
                                            G. Christopher Colville
                                            SECRETARY

Houston, Texas
June 30, 1999

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

                           CONSOLIDATED GRAPHICS, INC.
                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Consolidated Graphics, Inc., a Texas corporation (the "Company"), for use only at the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Boardroom at Chase Bank of Texas, 707 Travis Street, Houston, Texas 77002, on Wednesday, July 28, 1999 at 5:00 p.m., Central Daylight Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is July 2, 1999.

     Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company's executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and voting in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

     Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted FOR the election as directors of the nominees named herein and if any one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee that management of the Company may propose.

     In the discretion of the proxy holders, the proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. Management of the Company is not aware of any other matters to be presented for action at the meeting.

                       RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. The issued and outstanding stock of the Company on June 30, 1999 consisted of 15,536,364 shares of Common Stock, each of which is entitled to one vote. Under the Company's Restated By-Laws as well as the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

     If there are insufficient shares present in person or represented by proxy at the meeting to constitute a quorum, the meeting may be adjourned until such time and place as determined by a vote of the holders of a majority of the shares present in person or represented by proxy at the meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

     The affirmative vote of a majority of the shares represented in person or by proxy at the meeting at which a quorum is present, is required for the election of directors. Abstentions and "broker nonvotes" (i.e., shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the results of voting on the election of directors, abstentions and broker nonvotes will have the same effect as a vote against the nominated director since approval of that director requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting at which a quorum is present.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 25, 1999 information with respect to beneficial ownership of shares of Common Stock by (i) the chief executive officer and each of the other executive officers of the Company, (ii) each of the directors and nominees, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


                                                  AMOUNT OF
                                           BENEFICIAL OWNERSHIP(1)
                                          -------------------------
                                                         PERCENTAGE
                                           NUMBER OF         OF
        NAME OF BENEFICIAL OWNER           SHARES(2)      CLASS(3)
----------------------------------------  -----------    ----------
Joe R. Davis(4).........................    1,317,000        8.5%
Pilgrim, Baxter & Associates, Ltd.(5)...    1,277,100        8.2%
Jeffrey N. Vinik, Michael S. Gordon and
  Mark D. Hostetter(6)..................    1,227,500        7.9%
Hugh N. West............................      175,000        1.1%
James H. Limmer.........................      107,500       *
Brady F. Carruth........................       53,405       *
Gary L. Forbes..........................       46,548       *
Larry J. Alexander......................        8,000       *
Clarence C. Comer.......................       36,100       *
G. Christopher Colville.................       32,228       *
All directors and executive officers as
  a group (8 persons, including the
  directors and executive officers named
  above)................................    1,775,781       11.4%

------------

*  Less than 1%.

(1) In accordance with the Securities and Exchange Commission ("SEC") regulations, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option or conversion of a convertible security. Unless otherwise noted, all persons have sole voting and investment power with respect to all their shares.

(2) Shares shown do not include shares held through the Company's 401(k) plan. The shares beneficially owned include options to purchase shares of the Company's Common Stock exercisable within 60 days of June 25, 1999, as follows: Mr. Davis, 12,700 shares; Mr. Forbes, 22,000 shares; Mr. Colville, 11,000 shares; and Mr. Alexander, 6,000 shares.

(3) The percentage of securities of the class owned by each person has been calculated using the 15,536,064 shares outstanding at June 25, 1999 plus any shares issuable upon exercise of options owned by such person exercisable within 60 days and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(4) The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas
    77057.

(5) Based on a Schedule 13F for the quarter ended March 31, 1999, filed with the SEC on May 11, 1999. The Schedule 13F indicates that Pilgrim Baxter & Associates had sole voting authority with respect to 1,145,400 shares of Common Stock and no voting authority over 131,700 shares of Common Stock. The address of Pilgrim, Baxter & Associates, Ltd. ("Pilgrim") is 825 Duportail Road, Wayne, Pennsylvania 19087.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(6) Based on a Schedule 13F for the quarter ended March 31, 1999, filed with the SEC on May 17, 1999. The Schedule 13F indicates that voting authority with respect to such shares was shared between Jeffrey N. Vinik, Michael S. Gordon, Mark D. Hostetter, VGH Partners and Vinik Asset Management, L.P. A
    Schedule 13G/A that was filed with the SEC on February 16, 1999, suggests that the shares may be held by a number of related entities, including VGH Partners and Vinik Asset Management, L.P., and that the listed individuals share the voting and dispositive power over such shares. Representatives of the foregoing parties have informed the Company that some of the above listed shares have been sold, but have not provided the Company with any further information on such matter. The address of each of the listed individuals is 260 Franklin Street, Boston, Massachusetts 02110.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, except as set forth below, all of its directors and executive officers during fiscal 1999 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act. Mr. W.
D. Hawkins, a former director, failed to timely file a Form 4 during that fiscal year. Mr. Hawkins subsequently filed the appropriate report.

                             ELECTION OF DIRECTORS

     Unless contrary instructions are set forth in the proxy card, it is intended that the persons named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the persons listed below as directors, all of whom are presently members of the Board of Directors of the Company. The seven directors elected at the meeting will each serve for a term expiring on the date of the Annual Meeting in 2000. Directors of the Company are elected annually and hold office until their successors have been elected and qualified or their earlier resignation or removal. Should any nominee become unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the persons acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render any nominee unavailable for election. A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder's shares for one or more of the named nominees.

     The Company's Restated By-Laws provide for a Board of Directors of eleven persons, but the size of the Board of Directors has been fixed at seven by resolution of the Board of Directors. Seven persons currently serve on the Board and are expected to continue to serve until the Annual Meeting. The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below.

BOARD RECOMMENDATION; VOTE REQUIRED

     The Board of Directors has appointed a Nominating Committee to select and nominate a slate of directors for election at the Annual Meeting. The Nominating Committee believes that the election of the seven persons listed below as directors of the Company is in the best interest of the Company and its shareholders. THE BOARD THEREFORE RECOMMENDS A VOTE FOR ALL OF THE NOMINEES OF THE NOMINATING COMMITTEE AND IT IS INTENDED THAT THE PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED. The Restated Articles of Incorporation of the Company, as amended to date, do not permit cumulative voting. A majority of the holders of the outstanding shares of Common Stock of the Company, present in person or represented by proxy, at a meeting at which a quorum is present is required to elect directors.

     The following sets forth information concerning each of the nominees for election to the Board of Directors, including the name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
           FOR A ONE YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2000

     JOE R. DAVIS has been the President, Chief Executive Officer and Chairman of the Board of the Company since he founded it in 1985. Prior to forming the Company, Mr. Davis was Vice President of Finance and Administration for a division of International Paper Company. Prior thereto, he served as a partner with Arthur Andersen LLP, an accounting firm, where he was active in the mergers and acquisition practice. Mr. Davis is a certified public accountant. Mr. Davis serves on the Executive Committee and the Nominating Committee and is 56 years of age.

     LARRY J. ALEXANDER retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he was the Vice President -- Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with SBC Communications Inc. in various positions, most recently as Senior Vice President -- External Affairs from July 1993 to July 1994. Mr. Alexander has been a director of the Company since May 1995 and is 57 years of age.

     BRADY F. CARRUTH has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987. He also serves on the board of directors of American General Corporation, a diversified insurance company. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Carruth is 41 years of age.

     CLARENCE C. COMER has served as President and Chief Executive Officer of Southdown, Inc., a cement and ready-mix concrete producer, since February 1987. He is also a director of Southdown, Inc. Mr. Comer has been a director of the Company since 1993 and serves on the Audit Committee. Mr. Comer is 51 years of age.

     GARY L. FORBES has been a Vice President of Equus II Incorporated, a public investment company, since 1991. Mr. Forbes currently serves on the board of directors of NCI Building Systems, Inc., a manufacturer of prefabricated metal buildings, Drypers Corporation, a manufacturer of disposable diapers and Advanced Technical Products, Inc., a manufacturer of high-performance composite parts for the aerospace industry. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Executive Committee and is 55 years of age.

     JAMES H. LIMMER has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating Committee. Mr. Limmer is 57 years of age.

     DR. HUGH N. WEST, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee. Dr. West is 53 years of age.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During the fiscal year ended March 31, 1999, the Board held meetings and/or acted by unanimous consent 10 times. Each of the directors attended at least 75% of the meetings of the Board and of each committee on which he served.

     The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Executive Committee reviews and develops strategies and policies of the Company and recommends changes thereto. During the fiscal year ended March 31, 1999, the Executive Committee held meetings and/or acted by unanimous consent 19 times. The Executive Committee currently consists of Mr. Davis and Mr. Forbes.

     The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent public accountants, reviewing with such accountants the plans for and the results and scope of their auditing engagement and certain other matters, including the independence of such accountants. The Audit Committee is composed solely of independent directors. During the fiscal year ended March 31, 1999, the Audit Committee held meetings and/or acted by unanimous consent three times. The Audit Committee currently consists of Mr. Carruth and Mr. Comer.

     The Compensation Committee determines the compensation of directors, executive officers and key employees and is composed solely of independent directors. It also administers the Company's Long-Term Incentive Plan (as amended, the "Incentive Plan"). During the fiscal year ended March 31, 1999, the Compensation Committee held meetings and/or acted by unanimous consent three times. The Compensation Committee currently consists of Mr. Limmer and Dr. West.

     The Nominating Committee was formed to select and recommend nominees for election to the Company's Board of the Directors at Annual Meetings. The Nominating Committee held one meeting to discuss and designate the nominees for this year's Annual Meeting. The Nominating Committee currently consists of Messrs. Davis, Limmer and Carruth. The Nominating Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination as Directors in future years provided that such recommendation is timely made and is accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer ("CEO") of the Company and the other executive officers of the Company for each of the three fiscal years ended March 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                                   AWARDS
                                             ANNUAL COMPENSATION           -----------------------
              NAME AND                 --------------------------------       SHARES UNDERLYING
         PRINCIPAL POSITION              YEAR       SALARY      BONUS              OPTIONS
-------------------------------------  ---------   --------    --------    -----------------------
Joe R. Davis.........................    1999      $228,000    $  --               250,000
  President and Chief                    1998       228,000       --             --
  Executive Officer                      1997       228,000       --             --
G. Christopher Colville..............    1999       150,000     100,000            100,000
  Executive Vice President -- Mergers
  and                                    1998       101,250     100,000             15,000
  Acquisitions, Chief Financial and      1997        82,232      80,000             30,000
  Accounting Officer and Secretary(1)
Randall D. Keys(2)...................    1999        45,514       --                10,000
  Vice President -- Finance,
  Chief Financial Officer and
  Assistant Secretary

------------

(1) Mr. Colville has held various executive positions with the Company since he joined the Company in September 1994.

(2) Mr. Keys resigned from the Company in November 1998.

     STOCK OPTION GRANTS TABLE. The following table shows information concerning the grant of stock options pursuant to the Incentive Plan during the fiscal year ended March 31, 1999 to the executive officers named in the Summary Compensation Table.

                         OPTIONS GRANTED IN FISCAL 1999

                                                             INDIVIDUAL GRANTS
                                       --------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                       NUMBER OF      PERCENT OF                                        AT ASSUMED ANNUAL RATES OF
                                         SHARES     TOTAL OPTIONS    EXERCISE OR                       STOCK PRICE APPRECIATION FOR
                                       UNDERLYING     GRANTED TO      BASE PRICE                              OPTION TERM(1)
                                        OPTIONS      EMPLOYEES IN     PER SHARE        EXPIRATION      ----------------------------
                NAME                    GRANTED      FISCAL 1999     ($/SHARE)(2)         DATE              5%            10%
-------------------------------------  ----------   --------------   ------------   -----------------  ------------  --------------
Joe R. Davis.........................    250,000(3)        32%          $53.25             (4)         $  8,907,500  $   22,902,500
G. Christopher Colville..............    100,000(3)        13%           53.25             (4)            3,563,000       9,161,000
Randall D. Keys(5)...................     10,000            2%           53.1875           (5)              163,725         366,524

------------

(1) The potential realizable value through the expiration date of options has been determined on the basis of the per share market price at the time the options were granted, compounded annually over the life of the option, net of the exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Company's Common Stock.

(2) The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the date of grant.

(3) Each option becomes exercisable on each anniversary date of the grant until 100% vested as follows: 5% on each of the first six anniversary dates, 10% on each of the seventh and eighth anniversary dates, 20% on the ninth anniversary date and 30% on the tenth and final anniversary date.

(4) Such options expire six (6) months after the earlier to occur of (a) termination of such individual's employment with the Company for any reason or (b) July 27, 2008.

(5) These options had an expiration date of six (6) months after the earlier to occur of (a) termination of such individual's employment with the Company for any reason or (b) December 15, 2003. However, the options, which were unvested at the time, were forfeited upon Mr. Keys' resignation from the Company.

     STOCK OPTION EXERCISES AND YEAR-END VALUES TABLE. The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to stock options exercised during the fiscal year ended March 31, 1999 and the unexercised options to purchase Common Stock granted under the Incentive Plan and held as of March 31, 1999.

                        OPTION EXERCISES IN FISCAL 1999
                     AND VALUE OF OPTIONS AT MARCH 31, 1999

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                            OPTIONS HELD AT               IN-THE-MONEY OPTIONS
                                             SHARES                          MARCH 31, 1999               AT MARCH 31, 1999(1)
                                            ACQUIRED       VALUE      ----------------------------    ----------------------------
                  NAME                     ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------------------   -----------    --------    -----------    -------------    -----------    -------------
Joe R. Davis............................      --          $  --            200          250,000         $10,425       $ 1,125,000
G. Christopher Colville.................      12,200       336,803       --             127,000          --           $ 1,398,750

------------

(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options. The value of unexercised options represents the difference between the exercise price of such options and the closing market price of the Company's Common Stock on March 31, 1999 ($57.75).

INCENTIVE PLAN

     In March 1994, the Board of Directors and the shareholders of the Company approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees of the Company and directors who are not serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights
("SARS"), restricted or nonrestricted stock, cash or any combination of the foregoing. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. To date, long-term incentive compensation has been awarded only in the form of stock options. An aggregate of 3,435,000 shares of Common Stock have been reserved for issuance pursuant to the Incentive Plan, of which 1,378,203 shares were available for future stock option awards pursuant to the Incentive Plan as of June 30, 1999.

OPTIONS FORFEITED OR EXPIRED REVERT TO SHARES AVAILABLE UNDER THE PLAN.

     The Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Incentive Plan, the Compensation Committee is authorized to determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award. In addition, the Compensation Committee has the exclusive power to interpret the Incentive Plan, to grant waivers of restrictions thereunder and to adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is paid $250 for each meeting attended and is reimbursed for expenses incurred in attending meetings of the Board of Directors and committee meetings of the Board of Directors. Directors who are not members of the Compensation Committee are eligible to receive grants under the Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during the fiscal year ended March 31, 1999, consisted of Mr. Limmer, Dr. West and Mr. Hawkins, and currently consists of Mr. Limmer and Dr. West. No member of the Compensation Committee was, during fiscal 1999, an officer or employee of the Company or any of its subsidiaries, nor was any member of the Compensation Committee formerly an officer of the Company or any of its subsidiaries. Also, during that year, no executive officer of the Company served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Compensation Committee or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board of Directors of the Company.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors reviews compensation of directors and executive officers and also administers the Incentive Plan. The Compensation Committee consists entirely of non-employee directors.

     At current compensation levels, the Committee does not expect Internal Revenue Service regulations regarding maximum deductibility of executive compensation to have any application to the Company.

     COMPENSATION PHILOSOPHY AND COMPONENTS. The Company's executive compensation philosophy is to employ, retain and reward executives capable of leading the Company in creating and preserving strong financial performance, increasing the assets of the Company through acquisitions, positioning the Company's assets and business operations in geographic markets offering long-term growth opportunities, and enhancing shareholder value. The executive compensation program is intended to provide an overall level of compensation that the Compensation Committee believes, based on its own judgment and experience, is competitive with levels of compensation provided by other companies in the industry. The companies used for comparisons of compensation levels are not necessarily the same companies included within the printing company index reflected in the Performance Graph because certain of those companies are not comparable with the Company or its subsidiaries for compensation purposes due to their size and operating philosophy. The companies which the Company considers to be comparable for compensation purposes are generally publicly traded companies of similar size and growth strategy. The primary components of the Company's executive compensation program are annual cash compensation (salary and bonuses) and long-term incentive compensation (stock options).

     CHIEF EXECUTIVE OFFICER CASH COMPENSATION. The Compensation Committee considered a number of factors in approving the CEO's compensation for fiscal 1999. The factors considered by the Compensation Committee included, but were not limited to, the Company's acquisition of 19 companies during fiscal 1999 as well as improving the Company's sales, income from operations and operating cash flow. The CEO's cash compensation was judged by the Compensation Committee to be fair and appropriate for the CEO taking into account a number of factors, including the level of compensation paid to other executive officers of the Company and the performance of the Company.

     CASH COMPENSATION OF OTHER EXECUTIVES. The cash compensation of other executives is based on the amount recommended to the Compensation Committee by the CEO based on his subjective evaluation, including his perception of the individual's performance. The CEO generally determines his recommendations by considering the potential impact of the individual on the Company and its performance, the executive's performance as a team member, the skills and experiences required by the position and the overall performance of the Company. No one of the above factors is considered to be more important than the others in all cases. Compensation for executives is maintained at levels that the Compensation Committee believes, based upon its own judgment and experience, are competitive in the marketplace.

     LONG-TERM INCENTIVE COMPENSATION. Long-term incentives may be provided in the form of stock options, stock appreciation rights, restricted or nonrestricted stock, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded only in the form of stock options.

     GRANTS OF STOCK OPTIONS ARE MADE BY THE COMPENSATION COMMITTEE. The Compensation Committee considers all factors the members deem relevant, including recommendations to the Committee by the CEO based on his subjective evaluation and perception of the individual's performance. The CEO generally determines his recommendations by considering the executive's contribution toward Company performance and expected contribution toward meeting the Company's long-term objectives and increasing value to shareholders. The value received by the executives from option grants depends completely on increases in the market price of the Company's Common Stock over the option exercise price. Thus, this component of compensation is aligned directly with increases in value to shareholders.

     FISCAL 1999 GRANTS TO EXECUTIVE OFFICERS. In one of its meetings, the Compensation Committee discussed the value to the Company of the services provided by Messrs. Davis and Colville and explored additional forms of compensation that could be provided to them to ensure their continuing commitment to and active participation in the Company. Thus, after careful consideration, the Compensation Committee determined that rewarding the two executive officers with the grants discussed above would provide such individuals with the long term incentives necessary to encourage their continuing commitment to the future financial success and growth of the Company. Additionally, the Compensation Committee approved a grant of options to Mr. Keys in connection with his initial employment by the Company.

                                          James H. Limmer
                                          Hugh N. West

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's Common Stock against the cumulative total return (change in stock price plus reinvested dividends) of (i) the S&P 500 Stock Index and (ii) the MG Group Index published by Media General Financial Services for the period commencing June 10, 1994 (the date following the Company's initial public offering) and ending March 31, 1999. The historical performance of the Company's Common Stock reflected below is not necessarily indicative of the Common Stock's future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                         1994       1995       1996       1997       1998       1999
                                       ---------  ---------  ---------  ---------  ---------  ---------
Consolidated Graphics................     100.00      97.87     146.81     487.23     985.11     982.98
MG Group Index.......................     100.00     116.93     140.16     153.51     223.27     161.87
S&P Composite........................     100.00     112.26     148.31     177.71     263.00     311.55

 * Assumes an initial investment of $100.

** The MG Group Index is a published industry or line of business index prepared by Media General Financial Services. The MG Group Index contains companies that offer printing and typesetting, photocopy and graphic design services, as well as companies that offer other general commercial and business services. The Industry Index for Printing Companies published last year by Media General Financial Services, and previously referenced in the Company's proxy statements, is no longer available.

CERTAIN TRANSACTIONS

     Other than option grants discussed herein, there were no transactions with related parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Arthur Andersen LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending March 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the Company's 2000 proxy statement provided they are received by the Company no later than March 4, 2000, and are otherwise in compliance with applicable SEC regulations. Any other proposal that a shareholder wishes to bring before the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than May 18, 2000 to be considered timely. All proposals must comply with applicable SEC regulations and the Company's Restated By-Laws, and must be directed to the Secretary of the Company at 5858 Westheimer, Suite 200, Houston, Texas 77057.

                                    GENERAL

     Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

                               OTHER INFORMATION

     The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for their charges and expenses. Proxies may be solicited on our behalf by our Directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.

     The Annual Report to Shareholders, containing the consolidated financial statements of the Company for the fiscal year ended March 31, 1999, accompanies this Proxy Statement.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: INVESTOR RELATIONS, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME.



                                         /s/ G. CHRISTOPHER COLVILLE
                                             G. Christopher Colville
                                             SECRETARY

                           CONSOLIDATED GRAPHICS, INC.
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD WEDNESDAY, JULY 28, 1999

      The undersigned hereby appoints Joe R. Davis and Ronald E. Hale, Jr., jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of Consolidated Graphics, Inc. and any adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Item 1 (the election of directors other than any for whom authority to vote is withheld on the reverse). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                           CONSOLIDATED GRAPHICS, INC.

                                  JULY 28, 1999

                 Please Detach and Mail in the Envelope Provided


A  |X| Please mark your votes as in this example.

                    FOR all nominees
                    listed to right      WITHHOLD AUTHORITY
                    except as marked       to vote for all
                    to the contrary   nominees listed to right
1. Election               |_|                    |_|             Nominees: Joe R. Davis
   of                                                                      Larry J. Alexander
   Directors                                                               Brady F. Carruth
   listed to right                                                         Clarence C. Comer
                                                                           Gary L. Forbes
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY                      James M. Limmer
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S                    Hugh N. West
NAME AT RIGHT.)

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE ____________________________________  _________________________________________________  Date:______________________, 1999
                                                            Signature if Held Jointly

NOTE:  (If signing as Attorney, Administrator, Executor, Guardian, Trustee or Corporate Officer, please add your title as such.)